EXHIBIT 99.4

                        UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF FLORIDA
                                MIAMI DIVISION


            IN RE:                                      CASE NUMBER
                                                        00-27941-BKC-RBR
                                                        ----------------------
            Anastasia Cruises, Inc.
                                                                --------------
            D.B.A. Crown Cruises                        JUDGE   Raymond B. Ray
                                                                --------------

                         DEBTOR.                        CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                         FROM: 1/1/01     TO: 1/31/01
                             ----------   -----------


Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                                                  Chad P. Pugatch
                                                  ----------------------------
                                                  Attorney for Debtor

                                                  Attorney's Address
            Debtor's Address                      and Phone Number
            and Phone Number                      Northmark Building, Suite 101
                                                  -----------------------------
            4000 Hollywood Blvd, suite 385-S      33 N.E. 2nd Street
            ----------------------------------    -----------------------------
            Hollywood, Fl 33021                   Fort Lauderdale, FL 33301
            ----------------------------------    -----------------------------
            (954) 967-2131                        (954) 462-8000
            ----------------------------------    -----------------------------

                     MONTHLY FINANCIAL REPORT FOR BUSINESS
                     -------------------------------------

    FOR PERIOD BEGINNING    1/1/2001                AND ENDING    1/31/2001
                            ---------------------            -------------------
Name of Debtor: Anastasia Cruises, Inc. DBA Crown  Case Number: 00-27941-BKC-RBR
                ---------------------------------               ----------------
                  Cruises
                  -------
                     Date of Petition:  27-Dec-00
                                        ------------------------

                                                 CURRENT       CUMULATIVE
                                                 MONTH         PETITION TO DATE
                                                -------------  ---------------
1. CASH AT BEGINNING OF PERIOD                     606,153.05       606,153.05
                                                -------------  ---------------
2. RECEIPTS:
      A. Cash Sales                                         0                0
                                                -------------  ---------------
                Less Cash Refunds                           0                0
                                                -------------  ---------------
                Net Cash Sales                              0                0
                                                -------------  ---------------
      B. Collection on Postpetition A/R                     0                0
                                                -------------  ---------------
      C. Collection on Prepetition A/R                 284.60           284.60
                                                -------------  ---------------

      D. Other Receipts (Attach List)              593,919.68       593,919.68
                                                -------------  ---------------

      (If you receive rental income
      you must attach a rent roll.)
3. TOTAL RECEIPTS                                  594,204.28       594,204.28
                                                -------------  ---------------
4. TOTAL CASH AVAILABLE FOR
      OPERATION (Line 1+Line 3)                  1,200,357.33     1,200,357.33
                                                -------------  ---------------
5. DISBURSEMENTS
      A. US Trustee Quarterly Fees                          0                0
                                                -------------  ---------------
      B. Net Payroll                                        0                0
                                                -------------  ---------------
      C. Payroll Taxes Paid                                 0                0
                                                -------------  ---------------
      D. Sales and Uses Taxes                               0                0
                                                -------------  ---------------
      E. Other Taxes                                        0                0
                                                -------------  ---------------
      F. Rent                                               0                0
                                                -------------  ---------------
      G. Other Leases (Attachment 3)                        0                0
                                                -------------  ---------------
      H. Telephone                                          0                0
                                                -------------  ---------------
      I. Utilities                                          0                0
                                                -------------  ---------------
      J. Travel & Entertainment                             0                0
                                                -------------  ---------------
      K. Vehicle Expenses                                   0                0
                                                -------------  ---------------
      L. Office Supplies                                    0                0
                                                -------------  ---------------
      M. Advertising                                        0                0
                                                -------------  ---------------
      N. Insurance ( Attachment 7)                          0                0
                                                -------------  ---------------
      O. Purchases of Fixed Assets                          0                0
                                                -------------  ---------------
      P. Purchases of Inventory                             0                0
                                                -------------  ---------------
      Q. Manufacturing Supplies                             0                0
                                                -------------  ---------------
      R. Repair & Maintenance                               0                0
                                                -------------  ---------------
      S. Payments to secured Creditors                      0                0
                                                -------------  ---------------
      T. Other Operating Expenses                  445,749.70       445,749.70
                                                -------------  ---------------
                (Attach List)
6. TOTAL CASH DISBURSEMENTS                        445,749.70       445,749.70
                                                -------------  ---------------
7. ENDING CASH BALANCE
      (LINE 4-LINE6)                             $ 754,607.63     $ 754,607.63
                                                -------------  ---------------

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This  20th      day of February, 2001.           Jose I. Martin - Controller
      ----------                      --------------------------------------

Cash Receipts and Disbursements
For the month of January 2001


Payment of Pax A/R                          284.60
Refund of Charter Payment                45,827.51
Credit Card Receipt from last voyage    101,207.21
Check cashed onboard ship                 1,056.00
Expenses advanced by lenders            443,588.28    (see attached)
Interest income - Merita Bank             2,240.68
                                     --------------

           Total Receipts              $594,204.28



Bank service fee                              2.63
Check paid by Merita Bank                   376.92
December deposit check returned           1,653.30
Expenses advanced by lenders            443,588.28
Bank service fee                            128.57
                                     --------------

        Total Disbursements            $445,749.70

                 Expenses advanced by Lenders for Crown Dynasty

  Date     Item                                                                               Total
------------------------------------------------------------------------------------------------------
  1/5/01   Wire Transfer Fees                                                              $     50.00
------------------------------------------------------------------------------------------------------
 1/11/01   Funds to Aruba Agent for initial Dynasty Sign Off Payroll & Payroll 1/13/01      151,309.70
------------------------------------------------------------------------------------------------------
 1/12/01   Funds wired to Instone for Airline Tickets Dynasty Repat                         100,000.00
------------------------------------------------------------------------------------------------------
 1/12/01   Wire Transfer Fees                                                                    32.50
------------------------------------------------------------------------------------------------------
 1/16/01   Fuel Purchase Crown Dynasty 100.78 MT                                             17,983.84
------------------------------------------------------------------------------------------------------
 1/17/01   Cash to Aruba for Dynasty Sign Off Payroll                                        75,000.00
------------------------------------------------------------------------------------------------------
 1/19/01   Wire Transfer Fees                                                                     9.00
------------------------------------------------------------------------------------------------------
 1/22/01   Wire Transfer Fees                                                                    18.50
------------------------------------------------------------------------------------------------------
 1/25/01   Wire Transfer Fees                                                                    46.50
------------------------------------------------------------------------------------------------------
 1/25/01   Fuel Purchase Crown Dynasty 300 MT                                                54,138.24
------------------------------------------------------------------------------------------------------
 1/25/01   Funds wired to Aruba Agent for Dynasty Payroll 1/27/01                            45,000.00
------------------------------------------------------------------------------------------------------
           January Total                                                                   $443,588.28
------------------------------------------------------------------------------------------------------

                                 ATTACHMENT 1
                                 ------------

                MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION
                ----------------------------------------------------

Name of Debtor: Anastasia Cruises, Inc. DBA Crown  Case Number: 00-27941-BKC-RBR
                ---------------------------------               ----------------
                Cruises
                -------
Reporting Period beginning               1/1/2001   and ending      1/31/2001
                             --------------------               ----------------

ACCOUNTS RECEIVABLE AT PETITION DATE:                                  321083.24
                                                                   -------------

ACCOUNTS RECEIVABLE RECONCILIATION (Include all accounts receivable, pre petition and post petition, including charge card sales which have not been received):

     Beginning of the Month Balance                        $ 321,083.24
     PLUS: Current Month New Billings                         17,012.00
     LESS: Collection During the Month:                               -
                                                          -------------
     End of Month Balance                                  $ 338,095.24
                                                          =============



--------------------------------------------------------------------------------

AGING: (Show the total amount for each age group of accounts incurred since filing the petition)

         0-30 Days     31-60 Days    61 -90 Days     Over 90 Days   Total

--------------------------------------------------------------------------------
       $ 17,012.00                                                   $ 17,012.00

                                 ATTACHMENT 2
                                 ------------

             MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT
             ----------------------------------------------------

Name of Debtor:   Anastasia Cruises, Inc. DBA Crown Cruise   Case Number :   00-27941-BKC-RBR
                  ----------------------------------------                --------------------------
Reporting Period beginning                   1/1/2001      and ending            1/31/2001
                                 ------------------------                --------------------------

In the space below list all invoices or bills incurred and not paid since the filling of the petition Do not include amounts owed prior to filing the petition.

      Date           Days
    Incurred      Outstanding    Vendor       Description       Amount
    --------      -----------    ------       -----------       ------

    1/31/2001             0      Italian       Freight        $ 14,402.00
                                 Seaways





--------------------------------------------------------------------------------

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

Opening Balance (total from prior report)                              -
PLUS: New Indebtedness Incurred This Month                     14,402.00
LESS: Amount Paid on Prior Accounts Payable
                                                         ---------------
Ending Month Balance                                           14,402.00
                                                         ===============


--------------------------------------------------------------------------------

SECURED; List the status of Payments to Secured Creditors and Lessors (Post Petition Only)


                                                    Number       Total
                                                    of Post      Amount of
Secured              Date                           Petition     Post Petition
Creditors/           Payment            Payment     Payments     Payments
Lessor               Due                Amount      Delinquent   Delinquent
------               ---                ------      ----------   ----------

Merita Nordbanken   December 28, 2000  $ 725,633.62
Revolving Loan       January 29, 2001  $ 738,541.99        2      $ 1,464,175.61


Merita Nordbanken   December 28, 2000  $  49,509.07
Bridge Loan          January 29, 2001  $  52,666.67        2      $   102,175.74

Eff-Shipping        December 28, 2000  $ 215,000.00
(estimated)          January 29, 2001  $ 215,000.00        2      $   430,000.00

                                 ATTACHMENT 3
                                 ------------

                       INVENTORY AND FIXED ASSETS REPORT
                       ---------------------------------

Name of Debtor:    Anastasia Cruises, Inc. DBA Crown Cruises    Case Number:  00-27941-BKC-RBR
                   -----------------------------------------                  ----------------
Reporting Period beginning                          1/1/2001      and ending  1/31/2001
                                 ---------------------------                  ----------------

                               INVENTORY REPORT
                               ----------------

INVENTORY BALANCE AT PETITION DATE:                          $      848,888.11
                                                             -----------------


INVENTORY RECONCILIATION:

                   Inventory Balance at Beginning of Month $ 848,888.11 Inventory Purchased During Month
                   Inventory Used or Sold
                                                             -----------------
                   Inventory On Hand at End of Month         $      848,888.11
                                                             =================

METHOD OF COSTING INVENTORY:                ___________________________________

_______________________________________________________________________________



                              FIXED ASSET REPORT
                              ------------------

FIXED ASSET FAIR MARKET VALUE AT PETITION DATE:               86,313,711.63
                                                              -------------
(Include Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only)            _______________________________
________________________________________________________________________________
________________________________________________________________________________


FIXED ASSET RECONCILIATION:

    Fixed Asset Book Value at Beginning of Month              $ 86,313,711.63
                   LESS: Depreciation Expense                      542,648.52
                   PLUS: New Purchases
                                                              ---------------

    Ending Monthly Balance                                    $ 85,771,063.11
                                                              ===============


BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE
REPORTING PERIOD:           __________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________

                                 ATTACHMENT 4
                                 ------------

                      MONTHLY BANK ACCOUNT RECONCILIATION
                      -----------------------------------

Name of Debtor:    Anastasia Cruises, Inc. DBA Crown Cruises     Case Number:   00-27941-BKC-RBR
                   -----------------------------------------                    ----------------
Reporting Period beginning                          1/1/2001       and ending       1/31/2001
                                    ------------------------                    ----------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stock and bonds, etc.

NAME OF BANK:  BANK OF AMERICA                      BRANCH:
               -------------------------------              --------------------

ACCOUNT NAME:  CROWN CRUISE LINE DEBTOR-IN-POSSESSION#00-27941 OPERATING ACCT.
               -----------------------------------------------------------------

ACCOUNT NUMBER:                     375 400 1019
                                    --------------------------------------------

PURPOSE OF ACCOUNT:                 OPERATING ACCOUNT
                                    --------------------------------------------

          Beginning Balance                            $          -
          Total of Deposit Made                          147,319.32
          Total Amount of Checks Written                          -
          Service Charges                                    128.57
                                                       ------------
          Closing Balance                              $ 147,190.75
                                                       ============

Number of First Check Written this Period                          ------------
Number of Last Check Written this Period                           ------------

Total Number of Checks Written this Period                                   0
                                                                   ------------


                              INVESTMENT ACCOUNTS
                              -------------------

Type of Negotiable    Face Value            Purchase Price   Date of Purchase
Instrument
------------------------------------------------------------------------------

                                 ATTACHMENT 5
                                 ------------

                                CHECK REGISTER
                                --------------

Name of Debtor:   Anastasia Cruises, Inc. DBA Crown Cruise  Case Number:  00-27941-BKC-RBR
                  ----------------------------------------                ----------------
Reporting Period beginning                        1/1/2001    and ending    1/31/2001
                                     ---------------------                ----------------


NAME OF BANK:   BANK OF AMERICA                          BRANCH:
                ----------------------------------------         -----------

ACCOUNT NAME:   CROWN CRUISE LINE DEBTOR-IN-POSSESSION#00-27941 OPERATING ACCT.
                ---------------------------------------------------------------

ACCOUNT NUMBER:                      375 400 1019
                                     ------------------------------------------

PURPOSE OF ACCOUNT:                  OPERATING ACCOUNT
                                     ------------------------------------------

Account for all Checks Numbers, Including Voided, Lost, Stopped Payments, Ect.

Date          Check Number       Payee           Purpose            Amount
----          ------------       -----           -------            ------

                                 ATTACHMENT 4
                                 ------------

                      MONTHLY BANK ACCOUNT RECONCILIATION
                      -----------------------------------

Name of Debtor:  Anastasia Cruises, Inc. DBA Crown Cruises   Case Number:   00-27941-BKC-RBR
                 -----------------------------------------                  ---------------------------
Reporting Period beginning                        1/1/2001      and ending  1/31/2001
                                   -----------------------                  ----------------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stock and bonds, etc.

NAME OF BANK:  CASH ONBOARD SHIP                     BRANCH:
               ----------------------------------               ----------------

ACCOUNT NAME:  _________________________________________________________________

ACCOUNT NUMBER:              ___________________________________________________

PURPOSE OF ACCOUNT:          CASINO FLOAT
                             ---------------------------------------------------


          Beginning Balance                          $ 33,000.00
          Total of Deposit Made
          Total Amount of Checks Written                       -
          Service Charges
                                                    -------------
          Closing Balance                            $ 33,000.00
                                                    =============
Note: Included in December ending balance
Number of First Check Written this Period                          ------------
Number of Last Check Written this Period                           ------------

Total Number of Checks Written this Period
                                                                   ------------

                              INVESTMENT ACCOUNTS
                              -------------------

Type of Negotiable    Face Value      Purchase Price   Date of Purchase
Instrument
--------------------------------------------------------------------------------

                                 ATTACHMENT 4
                                 ------------

                      MONTHLY BANK ACCOUNT RECONCILIATION
                      -----------------------------------

Name of Debtor:   Anastasia Cruises, Inc. DBA Crown Cruises   Case Number:  00-27941-BKC-RBR
                  -----------------------------------------                 ----------------
Reporting Period beginning                         1/1/2001     and ending  1/31/2001
                                    -----------------------                 ----------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stock and bonds, etc.

NAME OF BANK:  BANK OF AMERICA                        BRANCH:
               -------------------------------------          ------------------

ACCOUNT NAME:  CROWN CRUISE LINE DEBTOR-IN-POSSESSION#00-27941 TAX ACCT.
               -----------------------------------------------------------------

ACCOUNT NUMBER:                     375 400 1022
                                    --------------------------------------------

PURPOSE OF ACCOUNT:                 TAX ACCOUNT
                                    --------------------------------------------


          Beginning Balance                      $         -
          Total of Deposit Made                    26,016.00 (see note below)
          Total Amount of Checks Written                   0
          Service Charges                                  0
                                                 -----------
          Closing Balance                        $ 26,016.00
                                                 ===========


Note: $24,960 were travelers checks from the ship that already included in December balance
                  These items were erroneously deposited into the tax account, and were transferred to the operating account in February.

Number of First Check Written this Period                          -----------
Number of Last Check Written this Period                           -----------

Total Number of Checks Written this Period                                   0
                                                                   -----------

                              INVESTMENT ACCOUNTS
                              -------------------

Type of Negotiable   Face Value    Purchase Price   Date of Purchase
Instrument
--------------------------------------------------------------------------------

                                 ATTACHMENT 5
                                 ------------

                                CHECK REGISTER
                                --------------

Name of Debtor:   Anastasia Cruises, Inc. DBA Crown Cruises   Case Number: 00-27941-BKC-RBR
                  ---------------------------------------                  ----------------
Reporting Period beginning                      1/1/2001        and ending        1/31/2001
                                 ------------------------                  ----------------

NAME OF BANK:  BANK OF AMERICA                        BRANCH:
               ------------------------------------            -----------------

ACCOUNT NAME:  CROWN CRUISE LINE DEBTOR-IN-POSSESSION#00-27941 TAX ACCT.
               -----------------------------------------------------------------

ACCOUNT NUMBER:                      375 400 1022
                                     -------------------------------------------

PURPOSE OF ACCOUNT:                  TAX ACCOUNT
                                     -------------------------------------------

Account for all Checks Numbers, Including Voided, Lost, Stopped
Payments, Ect.

Date              Check Number       Payee           Purpose         Amount
----              ------------       -----           -------         ------

                                 ATTACHMENT 4
                                 ------------

                      MONTHLY BANK ACCOUNT RECONCILIATION
                      -----------------------------------

Name of Debtor:  Anastasia Cruises, Inc. DBA Crown Cruises   Case Number: 00-27941-BKC-RBR
                 -----------------------------------------                ----------------
Reporting Period beginning                        1/1/2001     and ending      1/31/2001
                                 -------------------------                ----------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stock and bonds, etc.

NAME OF BANK:      Merita Bank (see note below)           BRANCH:  New York
                   ---------------------------------------        --------------


ACCOUNT NAME:      Crown Cruises of Panama Inc.
                   -------------------------------------------------------------

ACCOUNT NUMBER:                      50034026500001001
                                     -------------------------------------------

PURPOSE OF ACCOUNT:                  Operating Account (see note below)
                                     -------------------------------------------


          Beginning Balance                         $ 548,193.05}
          Total of Deposit Made                         2,240.68}
          Total Amount of Checks Written                  376.92}  See Attached
          Service Charges                               1,655.93}
          Closing Balance                           $ 548,400.88}
                                                    ============


Number of First Check Written this Period                          -----------
Number of Last Check Written this Period                           -----------

Total Number of Checks Written this Period                                  0
                                                                   -----------


NOTE: Merita bank has refused to comply with request to close account and forward funds to the DIP account at Bank of America.

                              INVESTMENT ACCOUNTS
                              -------------------

Type of Negotiable    Face Value    Purchase Price  Date of Purchase
Instrument
--------------------------------------------------------------------------------

NAME OF BANK:  Merita Bank                        BRANCH: New York
               --------------------------------           ----------------------

ACCOUNT NAME:  Crown Cruises of Panama Inc.
               -----------------------------------------------------------------

                      January 2001 Activity



                      Beginning Balance           548193.05
                2-Jan Interest Income              2,240.68
               16-Jan Adjustment of service fee       (2.63)
               16-Jan Paid Check                    (376.92)
               16-Jan Returned Check              (1,653.30)

                      Ending Balance            $548,400.88
                                               ------------

                                 ATTACHMENT 5
                                 ------------

                                CHECK REGISTER
                                --------------

Name of Debtor:   Anastasia Cruises, Inc. DBA Crown Cruises   Case Number: 00-27941-BKC-RBR
                  -----------------------------------------                ----------------
Reporting Period beginning                         1/1/2001     and ending      1/31/2001
                                --------------------------                 ----------------

NAME OF BANK: Merita Bank                             BRANCH:   New York
              --------------------------------------            ----------------

ACCOUNT NAME:     Crown Cruises of Panama Inc.
                  --------------------------------------------------------------

ACCOUNT NUMBER:                      50034026500001001
                                     -------------------------------------------

PURPOSE OF ACCOUNT:                  Operating Account
                                     -------------------------------------------

Account for all Checks Numbers, Including Voided, Lost, Stopped
Payments, Ect.

Date           Check Number       Payee            Purpose          Amount
----           ------------       -----            -------          ------

                                 ATTACHMENT 6
                                 ------------

                              MONTHLY TAX REPORT
                              ------------------

Name of Debtor:    Anastasia Cruises, Inc. DBA Crown Cruises  Case Number:   00-27941-BKC-RBR
                   -----------------------------------------                 ----------------
Reporting Period beginning                          1/1/2001    and ending      1/31/2001
                                       ----------------------                ----------------

                          TAXES PAID DURING THE MONTH
                          ---------------------------

Report all post-petition taxes paid directly or deposited into the tax account.

       Date           Bank          Description             Amount
       ----           ----          -----------             ------









--------------------------------------------------------------------------------


                              TAXES OWED AND DUE
                              ------------------

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's compensation. Date last tax return filed _______________________________ Period
_____________________________



Name of            Date
Taxing             Payment
Authority          Due                  Description              Amount
---------          ---                  -----------              ------

                                 ATTACHMENT 7
                                 ------------

                   SUMMARY OF OFFICER OR OWNER COMPENSATION
                   ----------------------------------------

                 SUMMARY OF PERSONNEL AND INSURANCE COVERAGES
                 --------------------------------------------

Name of Debtor:   Anastasia Cruises, Inc. DBA Crown Cruises   Case Number: 00-27941-BKC-RBR
                  -----------------------------------------                ----------------
Reporting Period beginning                         1/1/2001     and ending    01/31/2001
                                       --------------------                ----------------

Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

Name of Officer or Owner                       Title               Amount Paid
--------------------------------------------------------------------------------

No employees compensated by Anastasia







--------------------------------------------------------------------------------

                               PERSONNEL REPORT
                               ----------------

                                                     Full Time     Part Time
Number of employees at beginning of period                     0
                                                     -----------   ----------
Number hired during the period
                                                     -----------   ----------
Number terminated or resigned during period
                                                     -----------   ----------
Number of employees on payroll at end of period                0
                                                     -----------   ----------

--------------------------------------------------------------------------------


                           CONFIRMATION OF INSURANCE
                           -------------------------

List all policies of insurance in effect, including but not limited to worker's compensation, liability, fire, theft, comprehensive, vehicle, health and life.

                   Agent &                                      Date
                    Phone                Coverage  Expiration  Premium
     Carrier        Number    Policy No    Type       Date       Due
     -------        ------    ---------    ----       ----       ---

                                 ATTACHMENT 8
                                 ------------

               SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD
               ------------------------------------------------















We anticipate filing a Plan of Reorganization and Disclosure Statement on or before

_____________________________